UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

MAYOR’S JEWELERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9647	59-2290953

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14051 Northwest 14th Street
Sunrise, Florida 33323
(Address of principal executive offices)

954-846-8000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No	Description

99.1	Press release dated February 3, 2004

Item 12. Results of Operations and Financial Condition

On February 3, 2004, Mayor’s Jewelers, Inc. (“Mayor’s”) issued a press release that reported financial results for the third fiscal quarter and thirty-nine week period ended December 27, 2003. In addition, Mayor’s reported that Henry Birks & Sons Inc. (“Birks”), the controlling stockholder of Mayor’s, has asked Mayor’s to consider paying in the coming month, the cumulative dividends already earned by Birks of approximately $2 million. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYOR’S JEWELERS, INC.

By: /s/ John D. Ball

Name: John D. Ball Title: Senior Vice President and Chief Financial Officer

Dated: February 4, 2004

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Exhibit Index

Exhibit No	Description

99.1	Press release dated February 3, 2004

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